THE ALGER FUNDS

Supplement Dated January 19, 2010 to the
Prospectus Dated March 1, 2009, As Revised July 1, 2009
As supplemented to date

The Board of Trustees of The Alger Funds has authorized a partial closing of Alger SmallCap Growth Fund (the "Fund"). Effective January 19, 2010, the Fund's shares will be available for purchase only by existing shareholders of the Fund who maintain open accounts and certain select groups of investors who transact with certain broker dealers and third party administrators identified by Fred Alger & Company, Incorporated, the Fund's distributor.

The Fund may resume sales to all investors at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.

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